UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2012

Columbia Sportswear Company

(Exact name of registrant as specified in its charter)

Oregon	0-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices)

(Zip Code)

(503) 985-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	The Columbia Sportswear Company’s Annual Meeting of Shareholders was held on June 7, 2012 (the “Meeting”).

(b)	Four matters, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, were submitted to a vote of security holders at the Meeting:

1.	To elect directors for the next year;

2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012;

3.	To approve, by non-binding vote, executive compensation; and

4.	To approve the 1997 Stock Incentive Plan, as amended.

At the Meeting, 32,878,401 shares of common stock were represented in person or proxy, which constituted 97.36 percent of the 33,771,274 shares of the Company outstanding and entitled to vote at the Meeting as of April 3, 2012, the record date of the Meeting, and a quorum. Each share was entitled to one vote at the Meeting. A total of 32,878,201 shares of the Company were voted at the meeting.

1.	Election of Directors. All of the following directors were elected at the Meeting by the votes cast as follows:

	Votes For	Votes Against or Withheld	Broker Non-Votes
Gertrude Boyle	31,083,153	619,037	1,176,011
Timothy P. Boyle	31,157,044	545,146	1,176,011
Sarah A. Bany	31,082,836	619,354	1,176,011
Murrey R. Albers	31,241,146	461,044	1,176,011
Stephen E. Babson	31,591,342	110,848	1,176,011
Andy D. Bryant	31,563,705	138,485	1,176,011
Edward S. George	31,241,296	460,894	1,176,011
Walter T. Klenz	31,240,846	461,344	1,176,011
Ronald E. Nelson	31,594,264	107,926	1,176,011
John W. Stanton	31,240,226	461,964	1,176,011

2.	Ratification of Auditors. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012 was approved with the following votes:

For	Against	Abstentions
32,635,540	17,393	225,268

3.	Say on Pay. The proposal to approve, by non-binding vote, the Company’s executive compensation program, passed as management recommended with the following votes:

For	Against	Abstentions	Broker Non-Votes
31,563,549	128,373	10,268	1,176,011

4.	1997 Stock Incentive Plan. The proposal to approve the 1997 Stock Incentive Plan, as amended and as management recommended, was approved with the following votes:

For	Against	Abstentions	Broker Non-Votes
30,390,439	1,102,428	209,323	1,176,011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company

Date: June 12, 2012	By:	/s/ PETER J. BRAGDON
	Name:	Peter J. Bragdon
	Title:	Senior Vice President of Legal and Corporate Affairs, General Counsel and Secretary